1 State Street’s Acquisition of Intesa Sanpaolo’s Securities Services Business December 22, 2009 Exhibit 99.1

Reminder
This presentation contains forward-looking statements as defined by United States securities laws, including statements about our agreement to acquire the securities services business of Intesa Sanpaolo, the results and impact of that acquisition, including the estimated impact of the acquisition on specified capital ratios and our financial results, and related rationales, as well as our overall goals and expectations regarding our business, financial condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments and the business environment. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict, as well as representations in the acquisition agreement, and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this release.
Important factors that may affect future results and outcomes include, but are not limited to: the ability to obtain regulatory approvals for the transaction in multiple jurisdictions and the satisfaction of other closing conditions; the risk that businesses will not be integrated successfully, or will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that customer  and deposit retention goals will not be met, and that disruptions from the transaction will harm relationships with customers, employees and regulators; financial market disruptions and the economic recession, whether in the U.S. or internationally, and monetary and other governmental actions designed to address such disruptions and recession, including actions taken in the U.S. and internationally to address the financial and economic disruptions that began in 2007; increases in the potential volatility of, or declines in the levels of, our net interest revenue, changes in the composition of the assets on our consolidated balance sheet and the possibility that we may be required to change the manner in which we fund those assets; the financial strength and continuing viability of the counterparties with which we or our customers do business and to which we have investment, credit or financial exposure; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our customers; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the income statement recognition of an impairment loss; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings;
the possibility of our customers incurring substantial losses in investment pools where we act as agent and the possibility of further general reductions in the valuation of assets; our ability to attract deposits and other low-cost, short-term funding; potential changes to the competitive environment, including changes due to the effects of consolidation, extensive and changing government regulation and perceptions of State Street as a suitable service provider or counterparty; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; our ability to measure the fair value of the investment securities on our consolidated balance sheet; the results of litigation, government investigations and similar disputes and, in particular, the effect of current or potential proceedings concerning State Street Global Advisors’, or SSgA’s, active fixed income strategies and other investmen products; the enactment of legislation and changes in regulation and enforcement that impact us and our customers; adverse publicity or other reputational harm;
our ability to pursue acquisitions, strategic alliances and divestures, finance future business acquisitions and obtain regulatory approvals and consents for acquisitions; the performance and demand for the products and services we offer, including the level and timing of withdrawals from our collective investment products; our ability to grow revenue, attract and retain highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; our ability to control operating risks, information technology systems risks and outsourcing risks, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will fail or be circumvented; the potential for new products and services to impose additional costs on us and expose us to increased operational risk, and our ability to protect our intellectual property rights; changes in government regulation or new legislation, which may increase our costs, expose us to risk related to compliance or impact our customers; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due.
Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2008
Annual Report on Form 10-K, our Current Report on Form 8-K dated May 18, 2009, and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on Risk Factors, for additional information with respect to any forward-looking statements and prior to making any investment decision.
The forward-looking statements contained in this presentation speak only as of the date hereof, December 22, 2009, and we do not undertake efforts to revise those forward-looking statements to reflect events after this date.

State Street’s Acquisition of Intesa Sanpaolo’s
Securities Services Business
Agenda
Intesa Sanpaolo’s Securities Services Business
Strategic Rationale and Financial Impact
Transaction Summary
Capital Impact
Expected Timetable

1
Transaction Summary
Purchase Price
Description
Financing
Earnings Impact
Capital Impact
Transaction IRR
Timing
• Purchase of the Securities Services Business based in Italy and Luxembourg from Intesa Sanpaolo S.p.A. with long-term contract to service all of Intesa’s investment management affiliates including Eurizon Capital
• €1.28bn in cash
• Available resources: no external financing required
• Anticipated to be modestly accretive to 2010 earnings on an operating basis
• Expect to maintain strong capital ratios
• Anticipated to exceed State Street’s hurdle rate
• Closing expected in second quarter of 2010, subject to regulatory approvals and closing conditions

Intesa Sanpaolo’s Securities Services Business
€173bn
NAV calculation / fund accounting,  back office outsourcing, transfer agent activities and performance analysis
Fund Administration
€343bn
Safekeeping, settlement, corporate actions, tax services and proxy voting
Custody
€22bn
€141bn
1H ’09 Avg.
Customer Assets
Business
Line
Key
Activities
Depository Bank
NAV Control, fund participants register and control, pricing verification and fund limits control
Banca Corrispondente
Intermediation in Italy of shares of funds managed by foreign asset managers and tax management according to Italian law
• A leading provider in the Italian market
• Customers include mutual funds, pension funds, real estate funds, hedge funds, banks and insurers
• Approximately 80% of customer revenues in Italy with remainder in Luxembourg
• Business comprised of four major business lines

Strategic Rationale
Enhanced Global Platform
Market
Penetration /
Geographic
Expansion
• Italian market leadership with immediate visibility and credibility
• Increased scale and enhanced presence in Luxembourg
• Attractive margins in both markets
• In line with objective of sourcing 50% of revenues outside US
Financially
Attractive
• Strategic deployment of available capital results in 2010 operating-basis
EPS accretion and strong financial returns
• Cost synergies with existing European business and global custody infrastructure
• Opportunity to cross sell additional State Street value-added services
Track Record of
Successful
Acquisitions
Leveraging Market Opportunity and Acquisition Expertise to Strengthen
Position as a Global Custodian while Generating Strong Financial Returns
• Proven ability to integrate significant acquisitions
– Investors Financial Services Corp. in 2007
– Deutsche Bank GSS business in 2003
• State Street’s operational expertise will enhance acquired business

Strategic Rationale
Expands International Market Position
• Italy is one of State Street’s key strategic European markets
• Expect to further expand on Intesa Sanpaolo relationship
• Estimated increase in 2008 non-US revenue share from 35% to 38%, adjusted for the acquisition
Offshore
(Ireland & Luxembourg)
Range of
Services
Country
Market
Presence
Italy
France
Germany
Netherlands
Switzerland
UK
Strengthens Position as a Leading Global Custodian
FULL EVOLVING

Strategic Rationale
Further Enhances State Street’s Competitive Position
Source: Company filings and websites
Note: Figures based on most recently available public information.  ISPSS AUC as of 30-Jun-2009.
*BK figure represents AUA as AUC is not disclosed; STT AUA as of 30-Sep-09 was $17.9tn.
**The orange portion of the chart represents the assets STT expects to acquire from Intesa Sanpaolo.
$22.1
$14.9
$13.8
$4.7
$4.5 $4.5
$3.6
$3.3
$11.8
$13.3
$0
$5
$10
$15
$20
$25
BK* JPM STT** Citi BNP Soc Gen HSBC NTRS CACEIS
Large Global Custodians by AUC*
Strengthens Position as a Leading Global Custodian

Strategic Rationale
Pro Forma Accretion / (Dilution)
• State Street intends to use existing resources to finance the acquisition
• Long-term cost synergies and revenue enhancement opportunities
– 2009 ISPSS revenues estimated at €293 million (~$427mm)
– Expect to remove €60mm (~$90mm) in costs over 5 years
• Merger & Integration costs estimated at ~€80mm (~$120mm) pre-tax:
– €43mm (~$64mm) in 2010
– €22mm (~$32mm) in 2011
• Identifiable intangibles of approximately €800 - €825mm (~$1.17 - $1.21bn) to be amortized over approximately 16 years
• IRR expected to be attractive
• Modest operating EPS accretion anticipated in 2010
Transaction Generates Attractive Financial Returns

Strategic Rationale
Track Record of Successful Acquisitions
• Transaction allows State Street to further leverage its proven integration expertise as demonstrated in acquisitions of Deutsche Bank’s Global Securities Services and Investors
Financial businesses
– Revenue retention rates of approximately 90%
– Cost synergies delivered on or above original plan
– Accretion exceeded original plan
– Significant opportunities for additional cross sell
• Integration plan to be executed substantially over 24 months with no business disruption
Strong Record of Successful, Accretive Acquisitions

Balance Sheet and Capital Impact
7.4% 8.0% 5.0%
a, b
Tier 1 Leverage
16.8% 16.5%
10.0%
a
Total capital
15.6% 15.3% 6.0%
a
Tier 1 capital
5.6%
Q3
2009A
Standalone Estimated
State Street Corp
5.5%
4.25% - 4.75%
Tangible Common Equity
“Well capitalized”
/Target
Q2
2010E
a Minimum “Well Capitalized” as defined by Federal regulators.
b Minimum “Well Capitalized,” as defined by Federal regulators, applies to State Street Bank and Trust only.
c Target ratio as defined by State Street.
For a description of calculation of the capital ratios, including the estimated ratios, please see appendix to this slide presentation.
• Expect to acquire €11bn (~$16bn) of cash deposits at closing
• Expect to support balance sheet with approximately €560mm (~$800mm)
of additional capital
• Expect to invest in Euro-denominated, short-term government debt
• Capital ratios well in excess of long-term targets
• Capital generation capabilities further strengthened by ISPSS transaction
Capital
Balance
Sheet
c

Expected Timetable
Key Dates
Substantially Complete in 24 Months Integration
April – May 2010 Targeted Closing
Timing / Estimated Timing Milestone
Agreement Reached December 21, 2009
Regulatory Approvals January – March 2010

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Appendix
>The ratio of tangible common equity, or TCE ratio, as used by State Street in the foregoing presentation, is calculated by dividing total consolidated common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes.  Consolidated total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve and other central banks in excess of required reserves.
The TCE ratio is not required by GAAP or by bank regulators, but is a metric used by management
to evaluate the adequacy of State Street capital levels   Since there is no authoritative requirement
to calculate the TCE ratio, State Street’s TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry.
>The total capital,  tier 1 capital, and tier 1 leverage ratios are calculated in accordance with applicable bank regulatory requirements.
>The estimates of the ratios provided in the foregoing presentation reflect the estimated effects of the closing of the transaction and assumptions relating to, among other things, the size of cash deposits acquired, amounts of incremental capital required to support the balance sheet, investments in Euro-denominated, short-term government debt (each as noted elsewhere in the presentation) and the continued financial positions of State Street and ISPSS.  Financial information concerning ISPSS and related estimates are each based on representations made in the acquisition agreement.

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